                                                                   EXHIBIT 10.16


                             THIRD AMENDMENT TO THE
                              M.D.C. HOLDINGS, INC.
                         DIRECTOR EQUITY INCENTIVE PLAN


         1.       Plan Sponsor:  M.D.C. Holdings, Inc.

         2. Amendment of Plan: The following Third Amendment to the M.D.C. Holdings, Inc. Director Equity Incentive Plan (the "Plan") is adopted, effective as provided in paragraph 3:


         SECTION 3.2 OF THE PLAN REGARDING THE GRANTING OF OPTIONS SHALL BE AMENDED BY REPLACING THE EXISTING SECTION 3.2 WITH THE FOLLOWING NEW
         SECTION 3.2:

         Section 3.2 - Granting of Options

                  On the first day of each December during the term of this Plan, each Eligible Director shall be granted an Option to purchase 25,000 shares of Common Stock. Notwithstanding the preceding sentence, no further Options shall be granted pursuant to the Plan in calendar years beginning on and after January 1, 2001.


         3. Effective Date. The foregoing Third Amendment to the Plan shall be effective on the date the shareholders of M.D.C. Holdings, Inc. approve the M.D.C. Holdings, Inc. Stock Option Plan for Non-Employee Directors (the "2001 Director Plan"); provided that if the shareholders of M.D.C. Holdings, Inc. do not approve the 2001 Director Plan prior to December 1, 2001, the Third Amendment to the Plan shall not take effect and shall become null and void.

         4. Terms and Conditions of Plan. Except for the above amendment, all terms and conditions of the Plan are unamended and shall remain in full force and effect.

         5.       Execution.   The Plan sponsor  has executed this Third
Amendment as of the ___ day of ___________________, 2001.

                           M.D.C. HOLDINGS, INC.
                           PLAN SPONSOR


                           By:
                              --------------------------------------------------

                           Title:
                                 -----------------------------------------------